Exhibit 10.2


            THIS SUBSCRIPTION AGREEMENT (this "Agreement"), dated April 30, 2003, is among Internet Commerce Corporation, a Delaware corporation (the "Company"), and the parties listed on Schedule A annexed hereto that execute and deliver this Agreement (the "Purchasers").

            WHEREAS, the Company desires to sell to the Purchasers, and the Purchasers desire to purchase from the Company, (a) an aggregate of two hundred fifty (250) shares of the Company's Series D Convertible Redeemable Preferred Stock, par value $0.01 per share (the "Series D Preferred Stock"), and (b) an aggregate of 153,845 five-year warrants to purchase one share of the Company's Class A Common Stock, par value $0.01 per share (the "Common Stock"), at a price of $1.47 per share (the "Warrants"), in substantially in the form annexed hereto as Exhibit A (the "Warrant Agreement");

            NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I

           PURCHASE AND SALE OF SERIES D PREFERRED STOCK AND WARRANTS

      SECTION 1.1. Authorization of Series D Preferred Stock and Warrants. The Company has authorized the issuance, as of the date hereof, of (a) an aggregate of 250 shares of Series D Preferred Stock and (b) an aggregate of approximately 153,845 Warrants and has reserved an aggregate of approximately 192,307 shares of Common Stock for issuance upon conversion of the Series D Preferred Stock and upon exercise of the Warrants in accordance with the terms of the Certificate of Designations for the Series D Preferred Stock in the form annexed hereto as Exhibit B (the "Certificate of Designations") and the Warrant Agreement, respectively (such reserved shares of Common Stock sometimes hereinafter referred to as the "Reserved Common Stock").

      SECTION 1.2. Agreement to Purchase the Series D Preferred Stock and Warrants. Subject to the terms and conditions hereof, the Company agrees to issue and sell to the Purchasers and the Purchasers agree to purchase from the Company (the "Offering"), at the Closing (as defined below), an aggregate of 250 shares of Series D Preferred Stock (the "Shares") and 153,845 Warrants for a purchase price of $1,000 per Share, for an aggregate purchase price of $250,000 (the "Purchase Price"), payable in cash at the Closing. Each Purchaser shall purchase the number of shares of Series D Preferred Stock and Warrants set forth opposite its name on Schedule A annexed hereto.

      SECTION 1.3. Delivery of Series D Preferred Stock and Warrants; Legend.

          (a) At the Closing, the Company shall deliver to the Purchasers one or more certificates, registered in the names of the Purchasers as set forth on Schedule A annexed hereto, representing the Shares and the Warrant Agreement representing the Warrants. Delivery of certificates representing the Shares and the Warrant Agreement representing the Warrants shall be made against receipt by the Company of a check payable to the order of the Company or a wire transfer of U.S. funds to an account designated by the Company in the full amount of the Purchase Price.

          (b) The Company will prepare and issue one or more certificates for the Shares and the Warrant Agreement registered in such name or names as specified by the Purchasers. Such certificate(s) shall bear a legend in substantially the following form:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR HYPOTHECATED OR OFFERED FOR SALE, TRANSFER OR HYPOTHECATION UNLESS A REGISTRATION STATEMENT UNDER THAT ACT AND OTHER APPLICABLE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES IS THEN IN EFFECT OR, IN THE OPINION OF COUNSEL, SUCH REGISTRATION IS NOT REQUIRED.

The certificates representing the Shares, the Reserved Common Stock and the Warrant Agreement shall bear the legend set forth above until and unless a resale thereof is effected pursuant to an effective registration statement covering such resale or such resale is effected pursuant to and in accordance with an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the securities laws of any individual State or such resale is effected pursuant to Rule 144 promulgated under the Securities Act.

      SECTION 1.4. The Closing. The closing (the "Closing") hereunder with respect to the transactions contemplated by Sections 1.2 and 1.3 shall take place on the date hereof at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022, or on such other date or at such other place as the Company and a majority in interest of the Purchasers shall agree.

                                   ARTICLE II

                Representations AND WARRANTIES OF THE PURCHASERS;
                Access to Information; Independent Investigation

      SECTION 2.1. Representations and Warranties of the Purchasers. Each of the Purchasers for itself hereby represents and warrants to and agrees with the Company as follows:

          (a) such Purchaser is an "accredited investor" as such term is defined in Rule 501(a) promulgated under the Securities Act. Such Purchaser agrees to furnish any additional information requested to assure compliance with applicable federal and state securities laws in connection with the acquisition and sale of the Shares, the Warrants and the Reserved Common Stock;

          (b) such Purchaser has such knowledge, skill and experience in financial, investment and business matters to be capable of evaluating the merits and risks of an investment in the Shares and Warrants, to make an informed decision relating thereto and to protect its own interests in connection with the transaction;

          (c) such Purchaser has all requisite power, capacity and authority to enter into this Agreement and the Registration Rights Agreement in the form annexed hereto as Exhibit C (the "Registration Rights Agreement") and to perform all of the obligations required to be performed by it hereunder and thereunder;

          (d) the execution, delivery and performance by such Purchaser of this Agreement and the Registration Rights Agreement have been duly authorized by all requisite action by such Purchaser and this Agreement and the Registration Rights Agreement each constitutes the valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with their respective terms, except as enforcement may be limited by general principles of equity and by bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally;

          (e) the execution, delivery and performance of this Agreement and the Registration Rights Agreement, and the consummation of the transactions contemplated hereby and thereby, by such Purchaser will not (i) violate any law or governmental order applicable to such Purchaser or any of its properties or assets or (ii) with or without due notice or lapse of time, or both, violate, conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, or result in the creation of any lien upon any of the properties or assets of such Purchaser under its organizational documents, if applicable, or any contract or obligation to which such Purchaser is a party or by which such Purchaser or any of its properties is bound;

          (f) such Purchaser is a resident of the State set forth under its name on Schedule A annexed hereto and is not acquiring the Shares and the Warrants, and will not acquire the Reserved Common Stock, as an agent or otherwise for any other person;

          (g) such Purchaser is purchasing and acquiring the Shares and the Warrants, and will acquire the Reserved Common Stock, for its own account and not with an intent or view towards the further sale or distribution thereof, or any part thereof or interest therein, within the meaning of the Securities Act in any transaction that would violate the registration requirements of the securities laws of the United States of America, or any state, without prejudice; however, to the right of such Purchaser at all times to sell or otherwise dispose of the Shares, the Warrants and the Reserved Common Stock under an effective registration statement or applicable exemption from registration under the Securities Act and any applicable state securities law, subject to this Agreement, and such Purchaser has not pre-arranged any sale with any other purchaser;

          (h) given that the Shares, the Warrants and the Reserved Common Stock have not been registered under the Securities Act, are deemed to be "restricted securities", as defined in Rule 144(a)(3) promulgated under the Securities Act, and may not be transferred, sold, assigned, hypothecated or otherwise disposed of unless such transaction is the subject of a registration statement filed with and declared effective by the Securities and Exchange Commission (the "SEC") or unless an exemption from the registration requirements under the Securities Act is available, such Purchaser hereby agrees that all offers and sales of the Shares, the Warrants and the Reserved Common Stock shall be made only pursuant to such registration or pursuant to an exemption from registration;

          (i) such Purchaser acknowledges that the purchase and acquisition of the Shares, the Warrants and the Reserved Common Stock involves a high degree of risk, is aware of the risks and further acknowledges that such Purchaser can bear the economic risk of the Shares, the Warrants and the Reserved Common Stock, including the total loss of its investment;

          (j) such Purchaser understands that the Shares, the Warrants and the Reserved Common Stock are being offered and sold to such Purchaser in reliance on exemptions from the registration requirements of the Securities Act and state securities laws, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of such Purchaser to purchase and acquire the Shares, the Warrants and the Reserved Common Stock; and

          (k) in evaluating its investment, such Purchaser has consulted its own investment and/or legal and/or tax advisors.

      SECTION 2.2. Current Public Information. Such Purchaser has been furnished with or has acquired and has read copies of the Company's most recent Annual Report on Form 10-K as filed with the SEC and each Quarterly Report on Form 10-Q and Current Report on Form 8-K filed thereafter (collectively, the "SEC Filings").

      SECTION 2.3. Independent Investigation; Access. Such Purchaser acknowledges that, in making the decision to purchase and acquire the Shares and the Warrants, it has relied upon independent investigations made by it and such Purchaser, prior to any sale to it, has been given access and the opportunity to examine all material contracts and documents relating to the purchase of the Shares and the Warrants and an opportunity to ask questions of, and to receive answers from, the Company concerning the terms and conditions of the purchase of the Shares and the Warrants. Such Purchaser and its advisors, if any, have been furnished with access to all publicly available materials relating to the business, finances and operation of the Company and materials relating to the offer and sale of the Shares and the Warrants which have been requested. Such Purchaser and its advisors, if any, have received answers to all such inquiries. Except as set forth in this Agreement, the Company has made no representation or warranty to such Purchaser on which such Purchaser has relied to enter into this Agreement and acquire the Shares and the Warrants.

      SECTION 2.4. No Government Recommendation or Approval. Such Purchaser understands that no federal or state agency has passed on or made any recommendation or endorsement of the Shares, the Warrants or the Offering or made any finding or determination concerning the fairness or advisability of this investment.

      SECTION 2.5. Authority of Signatory. Any person executing this Agreement on behalf of such Purchaser represents and warrants that he or she is duly authorized to enter into and execute this Agreement and the Registration Rights Agreement on behalf of such Purchaser.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

            The Company represents and warrants to each of the Purchasers as follows:

      SECTION 3.1. Reporting Company Status. The Common Stock is registered as a class under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is currently admitted for quotation on the Nasdaq SmallCap Market of The Nasdaq Stock Market, Inc. ("Nasdaq"). The Company has filed all reports required to be filed pursuant to Section 13(a) of the Exchange Act and is eligible to file a Registration Statement on Form S-3 in connection with a secondary shelf offering by securityholders.

      SECTION 3.2. Legality. The Company has the requisite corporate power and authority to enter into this Agreement, the Warrant Agreement, the Certificate of Designations and the Registration Rights Agreement and to issue and deliver the Shares and the Warrants and, upon conversion of the Series D Preferred Stock and upon exercise of the Warrants in accordance with the terms of the Certificate of Designations or the Warrant Agreement, as the case may be, the Reserved Common Stock. The execution and delivery of this Agreement, the Warrant Agreement and the Registration Rights Agreement and the issuance and delivery of the Shares and the Warrants hereunder and thereunder and the consummation of the transactions contemplated hereby and by the Warrant Agreement and the Registration Rights Agreement have been duly and validly authorized by all necessary corporate action by the Company. This Agreement, the Warrant Agreement and the Registration Rights Agreement have been duly and validly executed and delivered by and on behalf of the Company and are the valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors' rights generally. Upon delivery thereof at the Closing, the Shares and the Warrants will be duly authorized, validly issued, fully paid and non-assessable. Upon issuance of the Reserved Common Stock upon conversion of the Series D Preferred Stock and upon the exercise of the Warrants in accordance with the terms of the Certificate of Designations or the Warrant Agreement, as the case may be, the Reserved Common Stock will be duly authorized, validly issued, fully paid and non-assessable. The Shares and the Warrants and, upon conversion of the Series D Preferred Stock and upon exercise of the Warrants in accordance with the terms of the Certificate of Designations or Warrant Agreement, as the case may be, the Reserved Common Stock do not subject the holders thereof to personal liability by reason of being such holders.

      SECTION 3.3. Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is duly qualified as a foreign corporation in all jurisdictions where the failure to be so qualified would have a materially adverse effect on its business.

      SECTION 3.4. No Legal Proceedings. There is no action, suit or proceeding before or by any court or any governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened against or affecting the Company, or any of its properties or assets, which is reasonably likely to result in any material adverse change in the condition (financial or otherwise) or in the earnings or business affairs of the Company, or which is reasonably likely to materially and adversely affect the properties or assets thereof, except as described in the SEC Filings.

      SECTION 3.5. Non-Default. The Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property may be bound.

      SECTION 3.6. No Misleading Statements. None of the SEC Filings, as of their respective dates, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      SECTION 3.7. No Adverse Change. Except as disclosed or contemplated in the SEC Filings, there has been no material adverse change in the financial condition, earnings, business affairs or business prospects of the Company since the date of the Company's most recent Quarterly Report on Form 10-Q.

      SECTION 3.8. Non-Contravention. Neither the execution and delivery of this Agreement, the Warrant Agreement or the Registration Rights Agreement, the issuance of the Shares and the Warrants nor the consummation of the transactions contemplated by this Agreement, the Warrant Agreement and the Registration Rights Agreement conflicts with or results in a breach by the Company of any of the terms or provisions of, or constitutes a default under, the Certificate of Incorporation or by-laws of the Company, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable Federal or State law, rule, or regulation or any applicable decree, judgment or order of any court, Federal or State regulatory body, administrative agency or other domestic governmental body having jurisdiction over the Company or any of its properties or assets, except for such conflicts, breaches or defaults as would not have a material adverse effect on the Company's business.

      SECTION 3.9. Exemption from Registration. Assuming the representations and warranties of the Purchasers contained in Section 2.1 hereof are true, correct and complete, the sale of the Shares and the Warrants to the Purchaser pursuant to this Agreement is exempt from the registration requirements of the Securities Act.

      SECTION 3.10. Filing of the Certificate of Designations. The Company has duly executed and filed the Certificate of Designations with the Secretary of State of the State of Delaware.

                                   ARTICLE IV

                                    COVENANTS

      SECTION 4.1. Reservation of Reserved Common Stock. For so long as any Series D Preferred Stock or Warrants held by the Purchasers shall remain outstanding, the Company covenants and agrees with the Purchasers that it will at all times fully reserve from its authorized but unissued shares of Common Stock such sufficient number of shares thereof to permit the conversion in full of all shares of Series D Preferred Stock and the exercise in full of the Warrants in accordance with the terms of the Certificate of Designations and Warrant Agreement.

      SECTION 4.2. Registration of the Reserved Common Stock. The Company agrees to register the Reserved Common Stock for resale in accordance with the terms and conditions of the Registration Rights Agreement. Regardless of whether the Company registers the resale of the Common Stock, the Company will, upon the presentation of an opinion (in form and substance reasonably satisfactory to the Company) of counsel to a Purchaser, allow such Purchaser to offer and sell the Shares and the Reserved Common Stock in reliance on the provisions of Rule 144 or other exemption from the registration provisions of state or federal law, at the option of the Purchaser.

                                    ARTICLE V

                              CONDITIONS TO CLOSING

      SECTION 5.1. Conditions to the Company's Obligation to Sell the Shares and the Warrants. The Purchasers understand that unless waived by the Company, the Company's obligation to issue and sell the Shares and the Warrants is conditioned upon:

          (a) Delivery by the Purchasers to the Company of a duly executed copy of this Agreement and the Registration Rights Agreement and the Purchase Price, in cash, in full;

          (b) The accuracy as of the date of the Closing of the representations and warranties of the Purchasers contained in this Agreement, and performance by the Purchasers of all covenants and agreements of the Purchasers required to be performed by them on or before the date of the Closing; and

          (c) The continued listing of the Common Stock on the Nasdaq SmallCap Market.

      SECTION 5.2. Conditions to the Purchasers' Obligation to Purchase the Shares and the Warrants. The Company understands that each Purchaser's obligation to purchase the Shares and the Warrants is conditioned upon:

          (a) Delivery by the Company to such Purchaser of a duly executed copy of this Agreement, the Warrant Agreement and the Registration Rights Agreement;

          (b) Delivery to such Purchaser of certificates evidencing the Shares;

          (c) The accuracy as of the date of the Closing of the representations and warranties of the Company contained in this Agreement and the performance by the Company on or before the date of the Closing of all covenants and agreements of the Company required to be performed by it on or before such date;

          (d) The continued listing of the Common Stock on the Nasdaq SmallCap Market; and

          (e) The receipt by such Purchaser of an opinion of Messrs. Kramer Levin Naftalis & Frankel LLP, counsel to the Company, substantially in the form annexed hereto as Exhibit D.

                                   ARTICLE VI

                                  MISCELLANEOUS

      SECTION 6.1. Confidentiality.
                   ----------------

          (a) Each Purchaser undertakes to keep in strict confidence, and not to use for any purpose unrelated to its interest in the Company, any and all information relating in any way, to the Company which had been provided to such Purchaser, or its representatives, by the Company (such information, "Confidential Information"), except information which: (i) is or shall be in the public domain not due to any act of such Purchaser in breach of law or agreement; (ii) was initially possessed by such Purchaser without the obligation of confidentiality under any obligation of confidentiality; (iii) was rightfully received or shall be received without obligation of confidentiality from a third party under no obligation of confidentiality; or (iv) is required to be disclosed according to any law, including under the securities laws of the United States.

          (b) Notwithstanding the foregoing, in the event that any Purchaser or any of its representatives is legally compelled, pursuant to a subpoena, civil investigative demand, regulatory demand or similar process or pursuant to applicable law to disclose any Confidential Information, such Purchaser shall provide the Company with prompt notice (both oral and in writing) of such request or requirement together with the text of the proposed disclosure as far in advance of its disclosure as is reasonably practicable, and will in good faith consult with and consider the suggestions of the Company concerning the nature and scope of the Confidential Information and any other information such Purchaser proposes to disclose. The Company may seek an appropriate protective order or other remedy, may consult with such Purchaser with respect to the Company's taking steps to resist or narrow the scope of such request or legal process, or may waive compliance, in whole or in part, with the terms of this
Section 6.1. Such Purchaser agrees to use its best efforts to cooperate with and not to oppose any reasonable action by the Company to obtain a protective order or other appropriate remedy. In the event that no such protective order or other remedy is obtained, or that the Company waives compliance with the terms of this
Section 6.1, such Purchaser may disclose only that part of the Confidential Information as it is advised by counsel is legally required. The Company shall reimburse such Purchaser for its reasonable out of pocket cost for such advice of counsel.

          (c) Notwithstanding anything contained herein to the contrary, the provisions set forth in this Section 6.1 shall be in addition to and shall not supersede or terminate any other agreement, including, but not limited to any non-disclosure agreement, entered into between any Purchaser and the Company prior to the date hereof.

      SECTION 6.2. Governing Law. This Agreement shall be governed by and construed under the law of the State of New York without regard to its choice of law provisions.

      SECTION 6.3. Survival of Representations, Warranties, and Covenants. The representations, warranties and covenants of the Company and each Purchaser shall survive the execution and delivery of this Agreement and the delivery of the certificates representing the Shares, the Warrants and the Reserved Common Stock.

      SECTION 6.4. Assignment. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or any Purchaser without the prior written consent of the Purchasers or the Company, respectively.

      SECTION 6.5. Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

      SECTION 6.6. Section and Other Headings; Interpretation. The section and other headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. Where the reference "hereof," "hereby" or "herein" appears in this Agreement, such reference shall be deemed to be a reference to this Agreement as a whole. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Words denoting the singular include the plural, and vice versa, and references to it or its or words denoting any gender shall include all genders. References to "$" or "dollars" mean U.S. dollars.

      SECTION 6.7. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto to the same extent as if delivered personally.

      SECTION 6.8. Brokers or Finders. The Company may provide fees or commissions to certain brokers or finders in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Company. The Company will indemnify and hold the Purchasers harmless from and against any such fees or commissions.

      SECTION 6.9. Entire Agreement; Waiver, Amendment. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes any and all prior agreements, understandings or undertakings, written or oral. Neither this Agreement nor any provision hereof shall be waived, amended, modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, amendment, modification, change, discharge or termination is sought.

                            [SIGNATURE PAGE FOLLOWS]

                                 SIGNATURE PAGE

            IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                    INTERNET COMMERCE CORPORATION


                                    By:   _________________________________
                                      Name:
                                     Title:


                                   PURCHASERS:


                                    ---------------------------------------